Nature of Business, Organization and Liquidity	12 Months Ended
Dec. 31, 2012
Nature of Business, Organization and Liquidity
(1)	Nature of Business, Organization and Liquidity

Durata Therapeutics, Inc. and subsidiaries (a development stage company) (the Company) is a Delaware corporation and has its principal place of business in Chicago, Illinois. The Company is a pharmaceutical company focused on the development and commercialization of novel therapeutics for patients with infectious diseases and acute illnesses. The Company was incorporated on November 4, 2009. In December 2009, the Company entered into an agreement with Pfizer Inc. (Pfizer) to acquire Vicuron Pharmaceuticals Inc. (Vicuron) (see note 7, Acquisitions).

To date, the Company has not generated any revenues and has financed its operations primarily through private placements of its preferred stock and the issuance and sale of its common stock in its initial public offering in July 2012 (see note 3, Reverse Stock Split and Initial Public Offering). The Company expects to continue to incur significant expenses to evaluate the results of its recently completed Phase 3 clinical trials of its lead product candidate, dalbavancin, for the treatment of patients with acute bacterial skin and skin structure infections (ABSSSI), seek marketing approval for dalbavancin and, possibly, other product candidates, manufacture drug product, and establish a commercial organization. The Company had a net loss of $62,538,863 for the year ended December 31, 2012 and had a deficit accumulated during the development stage of $107,300,171 from inception until December 31, 2012.

The Company estimates that it has sufficient funding to sustain its operations through mid-2014. Based on the Company’s existing cash and cash equivalents and short-term investments at December 31, 2012, the Company estimates that such funds will be sufficient to enable it to complete the clinical development of, to seek marketing approval in the United States and the European Union for, and, if approved for the treatment of patients with ABSSSI, to commercially launch dalbavancin in the United States and Western Europe. The Company has based this estimate on assumptions that may prove to be wrong, and it could use its available capital resources sooner than it currently expects.

The Company also believes it has other financing alternatives available to fund additional activities until its operations generate adequate operating cash flows, which include additional equity offerings, debt financings, collaborations, strategic alliances and marketing, distribution or licensing arrangements. On March 5, 2013, the Company entered into a loan agreement with Oxford Finance LLC (Oxford) (see note 15, Subsequent Events, for further details). The Company also has limited fixed commitments for uses of cash and has the intent and ability, if necessary, to delay or eliminate expenditures until adequate funding is available.